UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

Media Exchange Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	91-196948
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 Church Street, Suite 14, Los Gatos, California	95030
(Address of principal executive offices)	(Zip code)

Company's telephone number: (408) 827-3083

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 27, 2011, Media Exchange Group, Inc. Inc. (the “Company”), Intellicell BioSciences, Inc., a New York corporation (“Intellicell”) and Intellicell Acquisition Corp., a New York corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, IntelliCell will merge with and into the Merger Sub with IntelliCell continuing as the surviving corporation (the “Merger”).

Holders of Intellicell common stock will convert and exchange their shares into the Company’s common stock and preferred stock totaling an aggregate of 36,000,000 shares of the Company’s common stock, which shall be equal to approximately 72% of the Company’s common stock after the Merger.

The completion of the Merger is subject to various conditions set forth in the Merger Agreement, including fulfillment of the customary closing conditions, adoption of the Merger Agreement and the Merger by the holders of the Company’s and Intellicell’s common stock and certain other conditions described in the Merger Agreement.  The Merger Agreement may be terminated by the Company, Intellicell or the Merger Sub if the Merger is not consummated by May 31, 2011.

  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Intellicell or Merger Sub.

Item 8.01	Other Items.

On April 27, 2011, the Company issued a press release announcing the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of April 27, 2011, by and among the Company, Intellicell and Merger Sub
99.1	Press Release, dated as of April 27, 2011

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIA EXCHANGE GROUP, INC. (Registrant)

By:	/s/ Joseph R. Cellura

Dated: May 2, 2011

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2011, by and among the Company, Intellicell and Merger Sub
99.1	Press Release, dated as of April 27, 2011